EX-99.(m)(ii)


                          PLAN OF DISTRIBUTION PURSUANT
                                  TO RULE 12B-1
                                (CLASS II SHARES)


         SERVICE PLAN adopted as of the 29th day of August, 2002, by SunAmerica Style Select Series, Inc., a Maryland Corporation (the "Corporation"), on behalf of the Class II shares of its separately designated series, the SunAmerica Focused Equity Strategy (the "Funds").


                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

                  WHEREAS, the Fund is a separately designated investment series of the Corporation with its own investment objective, policies and purposes offering four separate classes of shares of common stock, par value $.0001 per share, of the Corporation (the "Shares"); and

                  WHEREAS, the Corporation has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Corporation in the offer and sale of the Shares to the public; and

                  WHEREAS, the Corporation desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class II shares of the Fund; and

                  WHEREAS, the Board of Directors of the Corporation (the "Directors") as a whole, and the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Directors"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class II shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

                  NOW THEREFORE, the Corporation on behalf of the Fund hereby adopts this Plan on the following terms:

                  1. DISTRIBUTION ACTIVITIES. The Fund shall pay the Distributor a distribution fee under the Plan at the end of each month at the annual rate of 0.65% of average daily net assets attributable to Class II shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class II shares. Such expenditures may consist of sales commissions to financial consultants for selling Class II shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Class II shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class II shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

                  2. ACCOUNT MAINTENANCE ACTIVITIES. The Fund shall pay the Distributor an account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class II shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

                  3. PAYMENTS TO OTHER PARTIES. The Fund hereby authorizes the Distributor to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the
Distributor to comply with the reporting requirements set forth in Section 5 hereof.

                  4. RELATED AGREEMENTS. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

                  (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Directors or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

                  (b) that such agreement shall terminate automatically in the event of its assignment.

                  5. QUARTERLY REPORTS. The Treasurer of the Corporation shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class II shares of the Fund and any related agreement and the purposes for which such expenditures were made.

                  6. TERM AND TERMINATION. (a) This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Directors of the Corporation, and (ii) the 12b-1 Directors.

                  (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund.

                  7. AMENDMENTS. This Plan may not be amended to increase materially the maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

                  8. SELECTION AND NOMINATION OF DIRECTORS. While this Plan is in effect, the selection and nomination of those Directors of the Corporation who are not interested persons of the Corporation shall be committed to the discretion of such disinterested Directors.

                  9. RECORDKEEPING. The Corporation shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

                  10. DEFINITION OF CERTAIN TERMS. For purposes of this Plan, the terms "assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Corporation or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

                  11. SEPARATE SERIES. Pursuant to the provisions of the Articles of Incorporation, the Fund is a separate series of the Corporation, and all debts, liabilities and expenses of Class II shares of the Fund shall be enforceable only against the assets of Class II shares of the Fund and not against the assets of any other series or class of shares or of the Corporation as a whole.


                  IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed as of the day and year first written above.



                                            SUNAMERICA STYLE SELECT SERIES, INC.



                                            By: /s/ Peter A. Harbeck
                                               ---------------------
                                               Name:  Peter A. Harbeck
                                               Title: President

                          PLAN OF DISTRIBUTION PURSUANT
                                  TO RULE 12B-1
                                (CLASS II SHARES)


         SERVICE PLAN adopted as of the 29th day of August, 2002, by SunAmerica Style Select Series, Inc., a Maryland Corporation (the "Corporation"), on behalf of the Class II shares of its separately designated series, the SunAmerica Focused Multi-Asset Strategy (the "Funds").


                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

                  WHEREAS, the Fund is a separately designated investment series of the Corporation with its own investment objective, policies and purposes offering four separate classes of shares of common stock, par value $.0001 per share, of the Corporation (the "Shares"); and

                  WHEREAS, the Corporation has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Corporation in the offer and sale of the Shares to the public; and

                  WHEREAS, the Corporation desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class II shares of the Fund; and

                  WHEREAS, the Board of Directors of the Corporation (the "Directors") as a whole, and the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Directors"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class II shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

                  NOW THEREFORE, the Corporation on behalf of the Fund hereby adopts this Plan on the following terms:

                  1. DISTRIBUTION ACTIVITIES. The Fund shall pay the Distributor a distribution fee under the Plan at the end of each month at the annual rate of 0.65% of average daily net assets attributable to Class II shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class II shares. Such expenditures may consist of sales commissions to financial consultants for selling Class II shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the

Class II shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class II shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

                  2. ACCOUNT MAINTENANCE ACTIVITIES. The Fund shall pay the Distributor an account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class II shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

                  3. PAYMENTS TO OTHER PARTIES. The Fund hereby authorizes the Distributor to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the
Distributor to comply with the reporting requirements set forth in Section 5 hereof.

                  4. RELATED AGREEMENTS. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

                  (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Directors or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

                  (b) that such agreement shall terminate automatically in the event of its assignment.

                  5. QUARTERLY REPORTS. The Treasurer of the Corporation shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class II shares of the Fund and any related agreement and the purposes for which such expenditures were made.

                  6. TERM AND TERMINATION. (a) This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Directors of the Corporation, and (ii) the 12b-1 Directors.

                  (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund.

                  7. AMENDMENTS. This Plan may not be amended to increase materially the maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

                  8. SELECTION AND NOMINATION OF DIRECTORS. While this Plan is in effect, the selection and nomination of those Directors of the Corporation who are not interested persons of the Corporation shall be committed to the discretion of such disinterested Directors.

                  9. RECORDKEEPING. The Corporation shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

                  10. DEFINITION OF CERTAIN TERMS. For purposes of this Plan, the terms "assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Corporation or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

                  11. SEPARATE SERIES. Pursuant to the provisions of the Articles of Incorporation, the Fund is a separate series of the Corporation, and all debts, liabilities and expenses of Class II shares of the Fund shall be enforceable only against the assets of Class II shares of the Fund and not against the assets of any other series or class of shares or of the Corporation as a whole.


                  IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed as of the day and year first written above.



                                            SUNAMERICA STYLE SELECT SERIES, INC.



                                            By: /s/ Peter A. Harbeck
                                                --------------------
                                                Name:  Peter A. Harbeck
                                                Title: President

                          PLAN OF DISTRIBUTION PURSUANT
                                  TO RULE 12B-1
                                (CLASS II SHARES)


         SERVICE PLAN adopted as of the 29th day of August, 2002, by SunAmerica Style Select Series, Inc., a Maryland Corporation (the "Corporation"), on behalf of the Class II shares of its separately designated series, the SunAmerica Focused Balanced Strategy (the "Funds").


                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

                  WHEREAS, the Fund is a separately designated investment series of the Corporation with its own investment objective, policies and purposes offering four separate classes of shares of common stock, par value $.0001 per share, of the Corporation (the "Shares"); and

                  WHEREAS, the Corporation has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Corporation in the offer and sale of the Shares to the public; and

                  WHEREAS, the Corporation desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class II shares of the Fund; and

                  WHEREAS, the Board of Directors of the Corporation (the "Directors") as a whole, and the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Directors"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class II shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

                  NOW THEREFORE, the Corporation on behalf of the Fund hereby adopts this Plan on the following terms:

                  1. DISTRIBUTION ACTIVITIES. The Fund shall pay the Distributor a distribution fee under the Plan at the end of each month at the annual rate of 0.65% of average daily net assets attributable to Class II shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class II shares. Such expenditures may consist of sales commissions to financial consultants for selling Class II shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the

Class II shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class II shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

                  2. ACCOUNT MAINTENANCE ACTIVITIES. The Fund shall pay the Distributor an account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class II shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

                  3. PAYMENTS TO OTHER PARTIES. The Fund hereby authorizes the Distributor to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the
Distributor to comply with the reporting requirements set forth in Section 5 hereof.

                  4. RELATED AGREEMENTS. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

                  (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Directors or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

                  (b) that such agreement shall terminate automatically in the event of its assignment.

                  5. QUARTERLY REPORTS. The Treasurer of the Corporation shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class II shares of the Fund and any related agreement and the purposes for which such expenditures were made.

                  6. TERM AND TERMINATION. (a) This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Directors of the Corporation, and (ii) the 12b-1 Directors.

                  (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund.

                  7. AMENDMENTS. This Plan may not be amended to increase materially the maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

                  8. SELECTION AND NOMINATION OF DIRECTORS. While this Plan is in effect, the selection the Corporation who are not interested persons of the Corporation shall be committed to the discretion of such disinterested Directors.

                  9. RECORDKEEPING. The Corporation shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

                  10. DEFINITION OF CERTAIN TERMS. For purposes of this Plan, the terms "assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Corporation or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

                  11. SEPARATE SERIES. Pursuant to the provisions of the Articles of Incorporation, the Fund is a separate series of the Corporation, and all debts, liabilities and expenses of Class II shares of the Fund shall be enforceable only against the assets of Class II shares of the Fund and not against the assets of any other series or class of shares or of the Corporation as a whole.


                  IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed as of the day and year first written above.



                                            SUNAMERICA STYLE SELECT SERIES, INC.



                                            By: /s/ Peter A.Harbeck
                                                -------------------
                                                Name:  Peter A. Harbeck
                                                Title: President

                          PLAN OF DISTRIBUTION PURSUANT
                                  TO RULE 12B-1
                                (CLASS II SHARES)


         SERVICE PLAN adopted as of the 29th day of August, 2002, by SunAmerica Style Select Series, Inc., a Maryland Corporation (the "Corporation"), on behalf of the Class II shares of its separately designated series, the SunAmerica Focused Fixed Income and Equity Strategy (the "Funds").


                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

                  WHEREAS, the Fund is a separately designated investment series of the Corporation with its own investment objective, policies and purposes offering four separate classes of shares of common stock, par value $.0001 per share, of the Corporation (the "Shares"); and

                  WHEREAS, the Corporation has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Corporation in the offer and sale of the Shares to the public; and

                  WHEREAS, the Corporation desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class II shares of the Fund; and

                  WHEREAS, the Board of Directors of the Corporation (the "Directors") as a whole, and the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Directors"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class II shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

                  NOW THEREFORE, the Corporation on behalf of the Fund hereby adopts this Plan on the following terms:

                  1. DISTRIBUTION ACTIVITIES. The Fund shall pay the Distributor a distribution fee under the Plan at the end of each month at the annual rate of 0.65% of average daily net assets attributable to Class II shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class II shares. Such expenditures may consist of sales commissions to financial consultants for selling Class II shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses
incurred  in  its  sales  and  promotional  activities,   including  advertising
expenditures related to the Class II shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class II shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

                  2. ACCOUNT MAINTENANCE ACTIVITIES. The Fund shall pay the Distributor an account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class II shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

                  3. PAYMENTS TO OTHER PARTIES. The Fund hereby authorizes the Distributor to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the
Distributor to comply with the reporting requirements set forth in Section 5 hereof.

                  4. RELATED AGREEMENTS. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

                  (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Directors or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

                  (b) that such agreement shall terminate automatically in the event of its assignment.

                  5. QUARTERLY REPORTS. The Treasurer of the Corporation shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class II shares of the Fund and any related agreement and the purposes for which such expenditures were made.

                  6. TERM AND TERMINATION. (a) This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Directors of the Corporation, and (ii) the 12b-1 Directors.

                  (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund.

                  7. AMENDMENTS. This Plan may not be amended to increase materially the maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

                  8. SELECTION AND NOMINATION OF DIRECTORS. While this Plan is in effect, the selection and nomination of those Directors of the Corporation who are not interested persons of the Corporation shall be committed to the discretion of such disinterested Directors.

                  9. RECORDKEEPING. The Corporation shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

                  10. DEFINITION OF CERTAIN TERMS. For purposes of this Plan, the terms "assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Corporation or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

                  11. SEPARATE SERIES. Pursuant to the provisions of the Articles of Incorporation, the Fund is a separate series of the Corporation, and all debts, liabilities and expenses of Class II shares of the Fund shall be enforceable only against the assets of Class II shares of the Fund and not against the assets of any other series or class of shares or of the Corporation as a whole.


                  IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed as of the day and year first written above.



                                            SUNAMERICA STYLE SELECT SERIES, INC.



                                            By: /s/ Peter A. Harbeck
                                               ---------------------
                                               Name:  Peter A. Harbeck
                                               Title: President

                          PLAN OF DISTRIBUTION PURSUANT
                                  TO RULE 12B-1
                                (CLASS II SHARES)


         SERVICE PLAN adopted as of the 29th day of August, 2002, by SunAmerica Style Select Series, Inc., a Maryland Corporation (the "Corporation"), on behalf of the Class II shares of its separately designated series, the SunAmerica Focused Fixed Income Strategy (the "Funds").


                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

                  WHEREAS, the Fund is a separately designated investment series of the Corporation with its own investment objective, policies and purposes offering four separate classes of shares of common stock, par value $.0001 per share, of the Corporation (the "Shares"); and

                  WHEREAS, the Corporation has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Corporation in the offer and sale of the Shares to the public; and

                  WHEREAS, the Corporation desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class II shares of the Fund; and

                  WHEREAS, the Board of Directors of the Corporation (the "Directors") as a whole, and the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Directors"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class II shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

                  NOW THEREFORE, the Corporation on behalf of the Fund hereby adopts this Plan on the following terms:

                  1. DISTRIBUTION ACTIVITIES. The Fund shall pay the Distributor a distribution fee under the Plan at the end of each month at the annual rate of 0.65% of average daily net assets attributable to Class II shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class II shares. Such expenditures may consist of sales commissions to financial consultants for selling Class II shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the

Class II shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class II shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

                  2. ACCOUNT MAINTENANCE ACTIVITIES. The Fund shall pay the Distributor an account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class II shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

                  3. PAYMENTS TO OTHER PARTIES. The Fund hereby authorizes the Distributor to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the
Distributor to comply with the reporting requirements set forth in Section 5 hereof.

                  4. RELATED AGREEMENTS. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

                  (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Directors or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

                  (b) that such agreement shall terminate automatically in the event of its assignment.

                  5. QUARTERLY REPORTS. The Treasurer of the Corporation shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class II shares of the Fund and any related agreement and the purposes for which such expenditures were made.

                  6. TERM AND TERMINATION. (a) This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Directors of the Corporation, and (ii) the 12b-1 Directors.

                  (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund.


                  7. AMENDMENTS. This Plan may not be amended to increase materially the maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class II shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

                  8. SELECTION AND NOMINATION OF DIRECTORS. While this Plan is in effect, the selection and nomination of those Directors of the Corporation who are not interested persons of the Corporation shall be committed to the discretion of such disinterested Directors.

                  9. RECORDKEEPING. The Corporation shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

                  10. DEFINITION OF CERTAIN TERMS. For purposes of this Plan, the terms "assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Corporation or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

                  11. SEPARATE SERIES. Pursuant to the provisions of the Articles of Incorporation, the Fund is a separate series of the Corporation, and all debts, liabilities and expenses of Class II shares of the Fund shall be enforceable only against the assets of Class II shares of the Fund and not against the assets of any other series or class of shares or of the Corporation as a whole.


                  IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed as of the day and year first written above.



                                            SUNAMERICA STYLE SELECT SERIES, INC.



                                            By: /s/ Peter A. Harbeck
                                                --------------------
                                                Name:  Peter A. Harbeck
                                                Title: President